UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2023

MariaDB plc

(Exact name of registrant as specified in its charter)

Ireland	001-41571	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

699 Veterans Blvd

Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(855) 562-7423

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	MRDB	New York Stock Exchange
Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50 per share	MRDBW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K filed by MariaDB plc, an Irish public limited corporation (the “Company” or “MariaDB”) with the U.S. Securities and Exchange Commission (the “SEC”) on May 30, 2023 (the “Original 8-K”), which announced that Mr. Paul O’Brien had been appointed as Chief Executive Officer of the Company. At the time of the filing of the Original 8-K, the terms of Mr. O’Brien’s equity compensation in relation to the appointment had yet to be definitively determined. This Amendment No. 1 to the Original 8-K describes the equity compensation arrangement in connection with such appointment. The other disclosures contained under Items 5.02, 7.01 and 9.01 of the Original 8-K are not amended hereby.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2023, the Compensation and Human Resources Committee of the Board of Directors of the Company approved a grant of 1,300,000 restricted stock units (“RSUs”) to Mr. Paul O’Brien, the Company’s Chief Executive Officer (the “RSU Award”). Each RSU represents a right to receive one ordinary share of the Company upon vesting. The vesting commencement date for Mr. O’Brien’s grant is July 20, 2023. The RSU Award will vest with respect to 325,000 RSUs on the first anniversary of the vesting commencement date, and then in increments of 81,250 RSUs quarterly thereafter for three years, subject to Mr. O’Brien’s continued employment or service to the Company on each of the following twelve quarterly anniversaries of the vesting commencement date.

The foregoing is a summary only and does not purport to be a complete description of all of the terms and provisions of the RSU Award, and is subject to and qualified by reference to the full text of the MariaDB plc 2022 Equity Incentive Plan and the form of Restricted Stock Award Grant Notice thereunder, each of which have been filed as Exhibits 10.7 and 10.8, respectively, to the Company’s Form 8-K filed on December 22, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MariaDB plc

Dated: June 27, 2023

	By	/s/ Conor McCarthy
Name: Conor McCarthy
Title: Chief Financial Officer